SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ______________

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 29, 2003


                           U.S. TELESIS HOLDINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                   0-50299                     62-0201385
          --------                   -------                     ----------
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)             File No.)               Identification No.)


P.O. Box 415, Boston, MA                                                02117
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's telephone number, including area code (617) 536-2070


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On December 29, 2003, U.S. Telesis Holdings, Inc. (the "Company") engaged Vitale, Caturano & Company PC ("VCC") as the Company's independent auditors for the fiscal year ending December 31, 2003. The decision to engage VCC was approved by the Company's board of directors. Prior to engaging VCC, the Company advised VCC of a disagreement between the Company and its prior independent auditors, the subject of which was the Company's accounting for equity transactions and related matters during the fiscal quarter ended September 30, 2003. At the conclusion of these discussions, VCC agreed to accept the engagement.

         The Company requested that VCC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter dated December 30, 2003 has been filed as Exhibit 16 to this Form 8-K.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (a) None

         (b) None

         (c) Exhibits

             16 Letter dated December 30, 2003 from Vitale, Caturano & Company PC to the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2003

                                          U.S. TELESIS HOLDINGS, INC.

                                          By:  /s/  Nicholas Rigopulos
                                               ---------------------------------
                                          Name:  Nicholas Rigopulos
                                          Title:    Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

  16 Letter dated December 30, 2003 from Vitale, Caturano & Company PC to the Securities and Exchange Commission.